UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2018 (January 10, 2018)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

001-05152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
888-221-7070

333-90553	MIDAMERICAN FUNDING, LLC	47-0819200
(An Iowa Limited Liability Company)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

333-15387	MIDAMERICAN ENERGY COMPANY	42-1425214
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

N/A
(Former name or former address, if changed from last report)

______________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On January 10, 2018, the Board of Directors of Berkshire Hathaway Energy Company (the “Company”) announced Gregory E. Abel, 55, will become Executive Chairman of the Board of Directors of the Company and has resigned as Chief Executive Officer and President of the Company. Mr. Abel has been elected to the Board of Directors of the Company’s parent, Berkshire Hathaway Inc., and will serve as its Vice Chairman - Non-Insurance Business Operations.

The Board of Directors also announced the election of William J. Fehrman, 57, as the Chief Executive Officer, President and director of the Company. Mr. Fehrman joined the Company in 2006 and most recently served as Chief Executive Officer since 2008 and President and director since 2007 of MidAmerican Energy Company (“MidAmerican”), an indirect, wholly-owned subsidiary of the Company.

The Board of Directors of MidAmerican announced the election of Adam L. Wright, 40, as Chief Executive Officer, President and director. The Board of Managers of MidAmerican Funding, LLC announced Mr. Fehrman’s resignation as President and manager and Mr. Wright’s election as President and manager. Mr. Wright began his employment in 2003 at Northern Natural Gas Company, an indirect, wholly-owned subsidiary of the Company, and most recently served as vice president of gas delivery for MidAmerican.

The Board of Directors of PacifiCorp, an indirect, wholly-owned subsidiary of the Company, announced Mr. Abel’s resignation as Chief Executive Officer, Chairman and director and Mr. Fehrman’s election as Chief Executive Officer, Chairman and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: January 10, 2018
/s/ Patrick J. Goodman
Patrick J. Goodman
Executive Vice President and Chief Financial Officer

PACIFICORP
Date: January 10, 2018
/s/ Nikki L. Kobliha
Nikki L. Kobliha
Vice President, Chief Financial Officer and Treasurer

MIDAMERICAN FUNDING, LLC
MIDAMERICAN ENERGY COMPANY
Date: January 10, 2018
/s/ Thomas B. Specketer
Thomas B. Specketer
Vice President and Controller of MidAmerican Funding, LLC and
Vice President and Chief Financial Officer of
MidAmerican Energy Company

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